SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             U.S. LABORATORIES INC.
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                             33-0586167
(State of Incorporation or Organization) (I.R.S. Employer Identification Number)

           7895 Convoy Street
                Suite 18                                92111
          San Diego, California                       (Zip Code)
(Address of Principal Executive Offices)


If this form relates to the registration    If this form relates to the
of a class of securities pursuant to        registration of a class of
section 12(b)of the Exchange Act and        securities pursuant to Section
is effective  pursuant to General           12(g) of the Exchange Act and is
Instruction A. (c),   please check          effective pursuant to General
the following box. |_|                      instruction A.(d), please check
                                            the following box. |X|




Securities Act registration statement file number to which this form relates:
333-66173.                   (if applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered        Name of Each Exchange on Which
                                               Each Class is to be Registered
         Not Applicable                                 Not Applicable


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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value
                                (Title of Class)

                  Redeemable Common Stock Purchase Warrant
                                (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered.

Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Amendment No. 2 to its Registration Statement on Form SB-2 (File No. 333-66173).

Item 2.   Exhibits
------

       Exhibit
       Number         Description
       ---------      --------------

        *3.1          Amended and Restated Certificate of Incorporation of the
                      Registrant.

        *3.2          Bylaws of the Registrant.

       **4.1          Warrant Agreement, including Form of Warrant

       **4.4 Specimen certificate representing shares of Common Stock of the Registrant.

*Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on October 29, 1998.

**Incorporated herein by reference to the exhibits of the same number in the Registrant's Amendment No. 2 to its Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on January 28, 1999.


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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                     U.S. LABORATORIES INC.


Date: February 2, 1999                      By: /s/ James D. Wait
                                              ----------------------------------
                                                    James D. Wait
                                                    Chief Financial Officer



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